PROPERTY AND EQUIPMENT NET (Details) - USD ($)	Jun. 30, 2024	Dec. 31, 2023
Less: accumulated depreciation	$ (853,811)	$ (872,126)
Property and equipment, net	3,275	5,157
Office Equipment And Furniture [Member]
Total property and equipment	576,570	590,156
Electronic equipment [Member]
Total property and equipment	71,351	73,033
Transportation vehicles [Member]
Total property and equipment	209,165	214,094
Subtotal
Total property and equipment	$ 857,086	$ 877,283